REVOCABLE PROXY
                           PAR TECHNOLOGY CORPORATION


[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2000

          This proxy is solicited on behalf of the Board of Directors

The underdersigned shareholder of PAR TECHNOLOGY CORPORATION hereby appoints JOHN W. SAMMON, JR., CHARLES A. CONSTANTINO and SANGWOO AHN or any one of them, jointly or severally, proxies with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders to be held on May 24, 2000 at 4:00 PM, Local Time, and at any adjournment thereof, for the election of a Director and upon the proposals set forth and more particularly described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters that may properly come before the meeting. The undersigned hereby instructs said proxies to vote as follows:

1.  ELECTION OF DIRECTORS - Nominees:  Sangwoo Ahn and J. Whitney Haney

[ ]  For
[ ]  Withhold
[ ]  For All Except

Instruction: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee on the line provided below.


______________________________________________


2. PROPOSAL TO RATIFY AMENDMENT OF 1995 STOCK OPTION PLAN TO RESERVE ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE PLAN.

[ ]  For
[ ]  Against
[ ]  Abstain


3.   PROPOSAL  TO  RATIFY  SELECTION  OF   PRICEWATERHOUSECOOPERS   LLP  AS  THE
     INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR 2000.

[ ]  For
[ ]  Against
[ ]  Abstain


The Board of Directors recommends a vote FOR Items 1, 2 and 3.

I plan to attend the Annual Meeting  [ ]

UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS SET FORTH ABOVE.

Please be sure to sign and date this Proxy in the spaces provided.



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Stockholder sign above                             Date


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Co-holder (if any) sign above                      Date


If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy.

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   Detach above card, sign, date and mail in postage paid envelope provided.
                           PAR TECHNOLOGY CORPORATION
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                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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